CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Profit or loss [abstract]
Revenues	$ 27,177	$ 29,657	$ 22,057
Cost of revenues	7,129	6,599	5,058
Gross profit	20,048	23,058	16,999
Research and development expenses, net	7,678	6,393	5,823
Selling and marketing expenses	18,199	15,880	11,283
General and administrative expenses	6,854	5,784	4,722
Total operating expenses	32,731	28,057	21,828
Operating loss	12,683	4,999	4,829
Finance expense, net	351	1,420	319
Loss before income taxes	13,034	6,419	5,148
Income taxes	315	43	237
Net loss and total comprehensive loss	$ 13,349	$ 6,462	$ 5,385	[1]
Basic and diluted net loss per share	$ (0.40)	$ (0.21)	$ (0.24)

[1]	Computation of diluted loss per share did not include potential ordinary shares that would result from conversion of outstanding options and warrants, since their conversion has anti-dilutive effect.